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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report: December 6, 1995
                       (Date of earliest event reported)


                         CAPSTEAD MORTGAGE CORPORATION
             (Exact name of Registrant as specified in its charter)



      Maryland                      1-8896                    75-2027937
(State of Incorporation)    (Commission File Number)       (I.R.S. Employer
                                                          Identification No.)
2711 North Haskell
   Dallas, Texas                                                 75204
(Address of principal executive offices)                      (Zip Code)



Registrant's Telephone Number, Including Area Code:  (214) 874-2323
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Item 5.  Other Events.  This Current Report is being filed solely in order to
         ------------
file the following exhibits as part of the Registrant's Registration Statement on Form S-3 (No. 33-62212), as amended:

          Exhibit No.                            Description
          -----------                            -----------

              1.3 Sales Agency Agreement dated as of December 6, 1995 between Capstead Mortgage Corporation and PaineWebber Incorporated (the "Sales Agency Agreement")

             23.1                  Consent of Ernst & Young LLP


Item 7.  Financial Statements and Exhibits
         ---------------------------------

        (a)    Not applicable.
        (b)    Not applicable.
        (c)    Exhibits

               Exhibit No.               Description
               -----------               -----------

                   1.3             Sales Agency Agreement
                  23.1             Consent of Ernst & Young LLP

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                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CAPSTEAD MORTGAGE CORPORATION



December 6, 1995                           By:  /s/  ANDREW F. JACOBS
                                              -------------------------------
                                              Andrew F. Jacobs
                                              Senior Vice President - Control
                                              and Treasurer

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